       NUMBER                     COMMON STOCK                         SHARES

CVT                                [Graphic]


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                  SEE REVERSE FOR CERTAIN
                                                  DEFINITIONS AND A STATEMENT AS
                                                  TO THE RIGHTS, PREFERENCES,
                                                  PRIVILEGES AND LIMITATIONS OF
                              CUSIP 126667 10 4   SHARES

THIS CERTIFIES THAT




IS THE RECORD HOLDER OF


  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF
                              CV THERAPEUTICS, INC.
transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                          [Seal]



/s/ Kathleen Stafford                     /s/ Louis Lange
CHIEF FINANCIAL OFFICER                   CHAIRMAN OF THE BOARD
                                        AND CHIEF EXECUTIVE OFFICER



                                        COUNTERSIGNED AND REGISTERED:
                                             NORWEST BANK MINNESOTA, N.A.
                                                  TRANSFER AGENT AND REGISTRAR
                                                     BY /s/ L M Kaufman

                                                     AUTHORIZED SIGNATURE

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A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations and restrictions of such preferences and/or rights as established, from time to time by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designation thereof, may be obtained by the holder hereof upon request without charge at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM   -    as tenants in common
     TEN ENT   -    as tenants by the entireties
     JT TEN    -    as joint tenants with right of
                    survivorship and not as tenants
                    in common

     UNIF GIFT MIN ACT   -    ................. Custodian ..................
                                    (Cust)                      (Minor)
                              under Uniform Gifts to Minors
                              Act...........................................
                                                    (State)
     UNIF TRF MIN ACT    -    .......... Custodian (until age ..............)
                                (Cust)
                              ....................... under Uniform Transfers
                                     (Minor)
                              to Minors Act ............................
                                                       (State)

     Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED,_______________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
--------------------------------------

_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated____________________________

                                        X_____________________________________

                                        X_____________________________________
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed


By___________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.